UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2004

Online Resources Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4795 Meadow Wood Lane, Suite 300, Chantilly, Virginia		20151
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-653-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 22, 2004 ("Effective Date"), Online Resources Corporation ("Online") completed its acquisition of Incurrent Solutions, Inc., a New Jersey corporation ("Incurrent"), pursuant to the terms of an Agreement and Plan of Merger dated as of October 18, 2004 ("Merger Agreement"), among Online, Incurrent Acquisition, LLC ("Acquisition"), a wholly-owned subsidiary of Online, and Incurrent. On the Effective Date, Incurrent merged into Acquisition with Acquisition continuing as the surviving company. The assets of Incurrent primarily consist of contracts with credit card issuers and processors for web-based account presentation services for credit card holders.

Pursuant to the Merger Agreement, all the outstanding shares of Incurrent capital stock on the Effective Date were converted into the right to receive $8,000,000 (less $485,819 of transaction costs that Incurrent incurred in connection with the Merger) and 1,000,000 shares of Online's $0.001 par value common stock (plus an additional 14 shares to account for rounding up fractional shares). Of the total consideration, $953,747 and 185,719 of the shares have been deposited into escrow to satisfy any indemnification claims that may arise under the Merger Agreement in favor of Online.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 22, 2004, in connection with its acquisition of Incurrent, Online issued a total of 1,000,000 unregistered shares in accordance with the Merger Agreement (plus an additional 14 shares to account for rounding up fractional shares). Online relied upon Section 4(2) under the Securities Act of 1933, as amended (the "Act"), and Rule 505 of Regulation D under the Act to exempt the issuance of these shares from the registration requirements of the Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Online intends to provide the financial statements of Incurrent for the periods provided in Rule 3-05 of regulation S-X under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(a)(4) of this Form.

(b) Pro Forma Financial Information.

Online intends to provide pro forma financial information under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(b)(2) of this Form.

(c) Exhibits.

Exhibt 2.1 Agreement and Plan of Merger dated as of October 18, 2004 among Online Resources Corporation, Incurrent Acquisition, LLC and Incurrent Solutions, Inc.(incorporated herein by reference to Exhibit 2.1 to Online’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2004).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation

December 27, 2004	By:	Catherine A. Graham

Name: Catherine A. Graham
Title: Executive Vice President, Chief Financial Officer and Secretary